Income Taxes	12 Months Ended
Sep. 24, 2022
Income Tax Disclosure [Abstract]
Income Taxes
10. Income Taxes
The components of income/(loss) before provision for income taxes are as follows:

	Year Ended
	September 24, 2022	September 25, 2021	September 26, 2020
Income/(Loss) before income tax expense:
U.S.	$(144,119)	$(126,549)	$(111,676)
Foreign	5,030	4,235	2,108

Total	$(139,089)	$(122,314)	$(109,568)
There is no provision for income taxes for the years ended September 24, 2022 and September 25, 2021. For the year ended September 26, 2020, there was a provision for income taxes of less than $0.1 million for the Company’s current provision for its foreign jurisdiction.
The following is a reconciliation of the expected U.S. Federal income tax rate to the effective tax rate for the years ended September 24, 2022, September 25, 2021, and September 26, 2020 (dollars in thousands):

	September 24, 2022	September 25, 2021	September 26, 2020
Loss before income tax	$(139,089)	$(122,314)	$(109,568)
Tax on pre-tax loss	(29,209)	(25,686)	(23,009)
Loss not subject to tax	27,767	25,686	23,009
State income tax rate	(744)	—	—
Permanent differences	46	889	443
Adjustment for foreign income tax rate differential	1,346	233	116
Credits	(374)	—	—
Valuation allowance	1,168	(993)	(611)
Other	—	(129)	5

Total income tax	$—	$—	$(47)

The following is a summary of the significant components of the Company’s net deferred tax assets as of September 24, 2022 and September 25, 2021 (in thousands):

	Year Ended
	September 24, 2022	September 25, 2021
Deferred tax assets:
Net operating losses	$11,361	$11,265
Investment in Symbotic Holdings, LLC	146,894	—
Tax Receivable Agreement	5,209	—
Other	68	38
Credits	5,487	1,993

Total deferred tax assets before valuation allowance	169,019	13,296
Valuation allowance	(168,308)	(12,608)

Total deferred tax assets after valuation allowance	711	688
Total deferred tax liabilities	(711)	(688)

Net deferred tax asset	$—	$—

As a result of the Business Combination, the Company was appointed as the sole managing member of Symbotic Holdings. Prior to the close of the Business Combination, the Company’s financial reporting predecessor, Legacy Warehouse, was treated as a pass-through entity for tax purposes and no provision, except for certain foreign subsidiaries, was made in the consolidated financial statements for income taxes. Any income tax items for the periods prior to the close of the Business Combination are related to the applicable subsidiary companies that are subject to foreign income tax.
Symbotic Holdings is a limited liability company that is treated as a partnership for U.S. federal income tax purposes and for most applicable state and local income tax purposes. As a partnership, Symbotic Holdings is not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Symbotic Holdings is passed through to and included in the taxable income or loss of its members, including the Company, on a pro rata basis, subject to applicable tax regulations. The Company is subject to U.S. federal income taxes, in addition to state and local income taxes, with respect to its allocable share of any taxable income or loss of Symbotic Holdings. The Company’s foreign subsidiaries are subject to income tax in its local jurisdictions.
The Company accounts for income taxes using the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the estimated future tax consequences attributable to temporary differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax base. Deferred tax assets and liabilities are determined on the basis of the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the temporary differences are expected to be settled or recovered. Changes in deferred tax assets and liabilities are recorded in the provision for income taxes. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment.

Valuation Allowance
The Company has established a valuation allowance related to domestic and foreign deferred tax assets on deductible temporary differences, tax losses, and tax credit carryforwards. The valuation allowance at September 24, 2022 of $168.3 million consists of $155.5 million in the United States and $12.8 million in foreign jurisdictions. The increase in the valuation allowance in fiscal year 2022 of $155.7 million primarily relates to the Company’s investment in Symbotic Holdings LLC, tax receivable agreement, and tax carryforward attributes.
Net Operating Losses
As of September 24, 2022, the Company had a U.S. federal net operating loss carryforwards of $10.3 million and gross state net operating loss carryforwards of $8.9 million. U.S. federal and certain state net operating losses generated in 2018 and beyond have no expiration. The remaining state net operating losses expire at various dates through 2042. As of September 24, 2022, the Company had Canadian net operating loss (“NOL”) carryforwards of approximately $32.7 million federal and $31.1 million provincial. The Canadian NOL carryforwards expire in various years through 2039, and are subject to review and possible adjustment by the applicable taxing authority. Utilization of the domestic federal or Canadian NOL carryforwards may be subject to annual limitations due to ownership changes that have occurred previously or that could occur in the future. The Company has not completed any studies to determine if any of these events have occurred that would result in such limitations. Accordingly, further limitations could arise upon the completion of such studies.
The Company’s undistributed earnings are not permanently reinvested, however, these earnings are not material.
Uncertain Tax Positions
The Company accounts for uncertain tax positions using a more likely than not threshold for recognizing and resolving uncertain tax positions. The Company evaluates uncertain tax positions on an annual basis and adjusts the level of the liability to reflect any subsequent changes in the relevant facts surrounding the uncertain positions. For the years ended September 24, 2022 and September 25, 2021, the Company had no unrecognized tax benefits.
Tax Receivable Agreement
As of September 24, 2022, future payments under the TRA with respect to the purchase of Symbotic Holdings Units which occurred as part of the Business Combination and through September 24, 2022 are expected to be $112.1 million. Payments made under the TRA represent payments that otherwise would have been made to taxing authorities in the absence of attributes obtained by the Company as a result of exchanges by its pre-IPO
members. Such amounts will be paid only when a cash tax savings is realized as a result of attributes subject to the TRA. That is, payments under the TRA are only expected to be made in periods following the filing of a tax return in which the Company is able to utilize certain tax benefits to reduce its cash taxes paid to a taxing authority. The impact of any changes in the projected obligations under the TRA as a result of changes in the geographic mix of the Company’s earnings, changes in tax legislation and tax rates or other factors that may impact the Company’s tax savings will be reflected in income before taxes on the consolidated statement of operations in the period in which the change occurs. As of September 24, 2022, no TRA liability was recorded based on current projections of future taxable income taking into consideration the Company’s full valuation allowance against its net deferred tax asset.